EXHIBIT 10.13


Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.


     "AMENDMENT AGREEMENT NO.3"


This Amendment Agreement No. 3 to the FWA TASS, dated as of December 28, 2004 (the "Amendment Agreement No. 3"), is entered by and between Airspan Communications Limited ("Airspan") and Axtel, S.A. de C.V. ("Axtel")

WHEREAS, Axtel and Nortel Networks Limited ("NN Limited") and Nortel Networks de Mexico, S.A. de C.V. ("NN Mexico" and, collectively with NN Limited, "Nortel Networks") entered into a Purchase and License Agreement for FWA Equipment dated March 20, 2003, which was subsequently amended by Amendment No. 1 dated September 15, 2003 and by the Change Order dated December 5, 2003 (the "FWA PLA");

WHERAS, Nortel Networks and Axtel entered into a Technical Assistance Support Services Agreement for FWA Equipment dated March 20, 2003 (the "FWA TASS");

WHEREAS, Nortel Networks, Airspan and Axtel entered into an Assignment and Assumption Agreement dated December 23, 2003, by virtue of which Nortel Networks assigned all of its rights and obligations under the FWA PLA and the FWA TASS to Airspan (the "Assignment Agreement");

WHEREAS, Airspan and Axtel executed Amendment No.2 to the FWA PLA and the FWA TASS as of April 20, 2004.

WHEREAS, Airspan and Axtel (hereinafter referred to collectively as the "Parties" and individually as a "Party") have been in discussions regarding several topics under the FWA TASS, including prices and payment terms of the services, with the intent of setting forth their agreements on such topics in an amendment to the FWA TASS;

WHEREAS, the Parties, in light of the foregoing, wish to amend the FWA TASS in accordance with the terms contained herein.

NOW THEREFORE, in light of the foregoing and pursuant to mutual covenants and agreements of which the Parties acknowledge sufficient consideration, they hereby agree as follows:

1.   DEFINITIONS AND EFFECTIVENESS.

1.1 Capitalized terms not specifically defined in this Amendment Agreement No. 3 shall have the meaning ascribed to them in the FWA TASS, as the case may be.

1.2 The Parties hereby agree that this Amendment Agreement No. 3 shall become binding on each Party upon its execution.

2.   GENERAL AGREEMENTS AND AMENDMENTS.

2.1 Change to the Price of the TASS Services for the Fourth Quarter of 2004. The Parties hereby agree to modify the price of the TASS Services for the fourth quarter of 2004 set forth in the FWA TASS, which currently is for the total amount of [ * ] ([ * ] United States Dollars), to the new price of [ * ] Dollars ([ * ] United Sates Dollars).

2.2 Service Credit of [ * ]. Airspan, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees to reimburse Axtel the amount [ * ] ([ * ] United States Dollars) of payments made by Axtel in the first three quarters of 2004 for technical assistance and support services provided by Airspan to Axtel under the FWA TASS in such period of time.

     This reimbursement will be made through a pricing discount in the aggregate sum of [ * ] ([ * ] United States Dollars), which will be applied against the payment of the TASS Services to be performed by Airspan under the FWA TASS after the date of this Amendment Agreement No. 3 (the "Service Credit"). Axtel hereby accepts this Service Credit discount.

     Within (5) days of the date of this Amendment Agreement No. 3, Airspan shall deliver to Axtel the Service Credit note for the amount of [ * ] Dollars, such note to be dated no later than December 30, 2004.

2.3 Amendment of the Scope of Services under the FWA TASS. The Parties hereby agree to amend the scope of services under the FWA TASS, by replacing in its entirety Annex "B" ("Description of the Technical Assistance Support Services") of the FWA TASS, with a new annex. The terms and conditions of the new Annex "B" are set forth in the document attached as Exhibit "B" of this Amendment Agreement No. 3.

2.4 New Prices and Payment Terms for Services under the FWA TASS. The Parties hereby amend the FWA TASS, by modifying the price and payment terms of the Services set forth in the FWA TASS for the years 2005 and 2006, as follows:


     (i) For Year 2005. [ * ], for the Services to be provided by Airspan in year 2005, which shall be paid by Axtel as follows:

          o [ * ] for the first calendar quarter, on the last business day of such quarter;

          o [ * ] for the second calendar quarter, on the last business day of such quarter;

          o [ * ] for the third calendar quarter, on the last business day of such quarter;

          o [ * ] for the fourth calendar quarter, on the last business day of such quarter.

          o Axtel will issue an Irrevocable Purchase order for the 2005 TASS prior to 15th January 2005 with the payment terms detailed above.

          o Airspan shall deliver to Axtel the respective invoice of such quarter payment, at least thirty (30) days prior to such payment date (the last business day of such quarter).

     (ii) For Year 2006. [ * ], for the Services to be provided by Airspan in year 2006, which shall be paid by Axtel as follows:

          o [ * ] for the first calendar quarter, on the last business day of such quarter;

          o [ * ] for the second calendar quarter, on the last business day of such quarter;

          o [ * ] for the third calendar quarter, on the last business day of such quarter;

          o [ * ] for the fourth calendar quarter, on the last business day of such quarter.

          o Axtel will issue an Irrevocable Purchase order for the 2006 TASS prior to 15th January 2006 with the payment terms detailed above.

          o Airspan shall deliver to Axtel the respective invoice of such quarter payment, at least thirty (30) days prior to such payment date (the last business day of such quarter).

3.   CONTINUED EFFECT.

3.1 The Parties hereby agree that the present Amendment Agreement No. 3 constitutes an amendment of some of the provisions of the FWA TASS, and except as amended and modified herein, all of the other terms and conditions of the FWA TASS shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment Agreement No. 3 is signed as of the date first above written.


     AXTEL, S.A. DE C.V.                       AIRSPAN COMMUNICATIONS LIMITED



By:  /s/ Alberto de Villasante Herbert        By:  /s/ Peter Aronstam
    ----------------------------------             -----------------------------
Name: Alberto de Villasante Herbert            Name: Peter Aronstam
Title: Legal Representative                    Title: Senior Vice President

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------



                                    Exhibit B



            DESCRIPTION OF THE TECHNICAL ASSISTANCE SUPPORT SERVICES

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------




                                   "Exhibit B"

            DESCRIPTION OF THE TECHNICAL ASSISTANCE SUPPORT SERVICES

1.0  SERVICES SUMMARY

     This package of services from the Airspan Support Services portfolio will provide remote 2nd & 3rd level of technical assistance and emergency recovery for Airspan products in Axtel's network. Axtel's in house structure will perform the Operations, Administration & Maintenance functions.

     For this annually contracted support package, Airspan' will provide Technical and Support Services (the "Services") to the Airspan' FWA Hardware and FWA Software installed in Axtel's Network in Mexico (excluding Hardware under warranty), such Services are described below:

     o Provide remote troubleshooting on Airspan supplied software and/or hardware

     o Assist in resolving network fault issues that may be linked to AXTEL's network operational procedures and methodologies

     o Assist AXTEL's staff in determining fault-locating interface problems between Airspan hardware or software and other vendors' equipment

     o    Perform REM software upgrades

     The terms and conditions for these services are set forth in this Exhibit
     B.

     Here follows a description of the Services to be provided by Airspan:

1.1  Technical Support Services

     Technical Support Services, the foundation of the Airspan Support Services portfolio, provides remote support for issues associated with the operation and maintenance of Airspan products. Technical Support Services includes two levels of service:

     o    Remote Technical Assistance

     o    Emergency Recovery

     Remote Technical Assistance provides assistance to address network issues that are not classified as emergency priority. Airspan will register and manage requests for Technical Assistance during normal business days and business hours observed by Airspan in the region where the service is being performed.

          Note: Airspan classifies Technical Assistance case priorities as Business Critical, Major, and Minor. Please refer to "1.1.6 Technical Support Case Priority Classifications and Examples."

     Emergency Recovery provides assistance to address emergency network issues. Airspan will register and manage requests for Emergency Recovery 24 hours per day, seven days per week including holidays observed by Airspan in the region where the service is being performed.

          Note: Airspan classifies Emergency Recovery case priorities as E1 and E2. Please refer to "1.1.6 Technical Support Case Priority Classifications and Examples."

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

          To provide Remote Technical Assistance and Emergency Recovery, Airspan technicians and engineers will provide support primarily by remote means. In a collaborative effort with Axtel's technical staff, these personnel will attempt to diagnose and resolve issues related to the hardware, software, and/or documentation supplied by Airspan as explained in this service description.

          For both Remote Technical Assistance and Emergency Recovery, where telephone support, remote diagnosis, and all other means of restoring product operation have failed, Airspan, upon Axtel's request, and if Airspan determines that on-site support is necessary and appropriate, will dispatch a trained and qualified technical expert to Axtel's premises to facilitate further diagnosis.

          - Notwithstanding Airspan' determination that on-site support is not necessary, Axtel will nevertheless have the right to require on site support from Airspan, provided that such on site support required by Axtel shall be at Axtel's cost unless it is agreed that it was necessary for such support to be provided on site.

1.1.1 Technical Assistance Deliverables

     Resolution activities, based on typical cases, may include:

          o    Remote Troubleshooting problems using diagnostic utilities

          o Providing advice on how to detect and resolve hardware and network-related problems

          o    Advising on issues requiring hardware replacement

          o Diagnosing issues related to Airspan products interfacing with non-Airspan products

                    Note: Airspan will resolve the issue to the point of demonstrating that the problem is attributable to the non-Airspan products and, under the coordination of Axtel, a Airspan technician can be available to discuss the fault issue with the appropriate vendor.

          o    Analyzing trace/log/dump/Operational Measurement (OM) information

          o Remote telephone and/or email support to Airspan Second Level support (NTS) in troubleshooting, diagnosing and correcting failures by Airspan hardware and/or software to function as per the relevant Airspan product specifications in Axtel's network.o Providing regular, on-going updates on case progress using an agreed-upon medium

          o Service Restoration and Resolution of the reported cases in accordance with Section 2.2.3 below of this Exhibit .

1.1.2 Emergency Recovery Deliverables

     Airspan Emergency Recovery teams respond to customer emergencies 24 hours a day, 365 days a year. Customer emergencies are cases that are classified as E1 or E2 in accordance with Airspan Case Priority Classification.

          Note: Please refer to "1.1.6 Technical Support Case Priority Classifications and Examples."

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

     Airspan strives to immediately assign an engineer upon receipt of the call. Thereupon, Airspan will provide continuous support as applicable until the service level is restored to pre-incident operation. The Emergency Recovery team will be in constant contact with Axtel throughout this case resolution activity, if requested.

          Note: Please refer to "2.2 Call Center Access for Technical Support."

     Following service restoration, the E1/E2 case will be closed in agreement with Axtel and a follow-up case (Major for E1 and Minor for E2) can be opened, if further investigation or problem resolution activity is needed. Furthermore, Airspan may, where applicable, conduct a root-cause analysis of the emergency incident, which may be made available to Axtel.

1.1.3 Axtel Responsibilities for Technical Support Services

     For both Technical Assistance and Emergency Recovery Axtel will be required to:

     o Confirm that the products are installed, commissioned, used and maintained by knowledgeable and skilled people acting in accordance with the applicable product documentation from Airspan

     o    Replace hardware components during diagnosis or as remedial actions.

     o Generate performance/availability reports and associated trend analysis.

     o Gather data in a timely manner in support of Airspan' diagnostic process when reasonably within the technical competency of AXtel.

     o    Identify issues requiring hardware replacement

     o If applicable, use all reasonable efforts to maintain hardware and software at the release or update level for supported hardware and software. This maintenance will need to be in accordance with policies and procedures published by Airspan. If Axtel is using a software version released prior to the then-current minimum supported version(s) and is therefore unsupported, then Axtel will need to upgrade to one of the then-current minimum supported versions in order to acquire rights to any known fix.

     o Perform software upgrades and/or patch applications, except for REM software upgrades unless otherwise agreed with Airspan.

     o Except for those activities described in Exhibit D of this Agreement, acknowledge that any hardware / software upgrades / improvements or changes required to install or use a software fix, update, release, or any part thereof are charged separately from, and are in addition to, the charges of the current contract

     o Provide connectivity in a timely manner to the product(s) for Airspan to establish a data link for use by Airspan technical support group in order to conduct remote diagnosis and maintenance

               Note: Axtel and Airspan technical personnel will agree on the appropriate type of data link based on network equipment and configuration as well as the appropriate security measures to prevent unauthorized access. Axtel will be solely responsible for security of the network. Airspan will not connect to Axtel's network without prior authorization and such connection will be solely to provide technical support.

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

     o Excuse Airspan from fault resolution for a period equal to such failure or delay, should Axtel fail or cause delay in providing connectivity

     o Designate and make available competent personnel to aid in problem diagnosis and provide electronic access to the affected product(s) to aid in problem investigation and resolution for all incidents. For E1/E2 Axtel personnel should be available to work together with Airspan technical expert throughout the process.

     o Axtel should provide their internal escalation process in order to inform all the contacts to Airspan.

     o Maintain a support agreement(s) with the third-party supplier(s) for such product(s), as Axtel sees fit.

     o Axtel's in-house structure that performs first-line support will need to exhaust internal troubleshooting processes. First-level Operations, Administration, and Maintenance (OA&M) functions may include, but are not limited to:

          -    Performing day-to-day maintenance and network operations

          -    Monitoring network and system alarms

          - Performing diagnosis in accordance with instructions provided by Airspan and carrying out initial remedial actions, including remote diagnosis

          - Operating and controlling Axtel's internal help desk for logging and tracking fault inquiries, prioritizing events, and escalating, as required, to the Airspan technical support group

          - Providing local time templates and historical actions performed on each event as reference information to the Airspan technical support group .

1.1.4 Technical Support Services Assumptions

     For both Technical Assistance and Emergency Recovery the following assumptions will apply:

     o The Technical Support Services program covers all FWA Hardware and Software (except for Hardware under warranty) installed in Axtel's network.

     o Airspan shall provide an annual product software release designed to enhance the functionality of the product and when appropriate it will include solutions to issues raised through the CNR process. The First Market Application of the annual product software release (including REM software upgrades) is further described in Exhibit D of this Agreement. The content of the 2003 annual release is described in Exhibit C to this Agreement. The content of subsequent years' releases shall be agreed via the bi-monthly Product Enhancement Conferences and by the end of September of the previous year.

     o In the event that Axtel fails to comply with the requirements described in section 1.1.3 (Axtel Responsibilities for Technical Support), Airspan will advise Axtel of its non-compliance. Airspan and Axtel may then agree upon service to be provided at the then-current time-and-materials basis published by Airspan plus any travel and living expenses incurred.

     o Airspan, or a skilled, qualified third-party authorized by Airspan, will furnish this service.

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

1.1.5 Technical Support Services Exclusions

     The following exclusions will govern the delivery of both Technical Assistance and Emergency Recovery:

     o Airspan is not responsible for products that have not been installed, commissioned or upgraded as per the applicable processes and procedures.

     o Airspan is not responsible for supporting non-Airspan supplied third-party product(s). Axtel will be responsible for maintaining support agreements with the OEM/third-party supplier for such product(s).

     o Technical Support Services do not cover Airspan products not purchased from Airspan or from a Airspan authorized agent

     o Airspan will not be obliged to incorporate software corrections into software releases prior to the then-currently supported software release(s). Airspan reserves the right to incorporate software corrections into future software releases

     o Airspan support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Airspan

     o Airspan Products under Warranty are excluded from this Technical Support Services Pack.

     o Products which have not been installed and commissioned by appropriately skilled and trained personnel using Airspan Procedures are excluded from this Technical Support Services Pack.

     o Technical Support Services will not be provided during installation and/or commissioning process.

1.1.6 Technical Support Case Management

     o Airspan will measure the severity level of hardware or software incidents according to the following TL9000 Customer Severity classifications for Critical, Major, and Minor Hardware/Software problem reports. Only if it is not clear which severity level applies, then the severity level assigned by Axtel will be used.


     o Airspan uses case priorities that correspond with the Customer Severity (TL9000) classifications. Notwithstanding the TL9000 Major Customer Severity definition, to provide increased focus on certain types of Major problems, Airspan uses additional case priority definitions: E2, Business Critical, and Major.


     o Airspan uses case priorities that correspond to the TL9000 Customer Severities as shown in the following table:

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

---------------------------------------------- ---------------------------------
   TL9000                                          Airspan
   Customer Severity                               Case Priority
---------------------------------------------- ---------------------------------
Critical                                        E1
---------------------------------------------- ---------------------------------
Major                                           E2
---------------------------------------------- ---------------------------------
                                                Business Critical
---------------------------------------------- ---------------------------------
                                                Major
---------------------------------------------- ---------------------------------
Minor                                           Minor
---------------------------------------------- ---------------------------------



     For more detailed information about Technical Support Case Priority, Case Resolution Objectives, Case Progress Status and Case Resolution Classification, please refer to sections 2.2.3 to 2.2.7.

2.0  GENERAL

2.1  Holidays Observed by Airspan

     Please refer to your local Airspan representative to get information of Local National Holidays observed at Customer's location.

2.2  Call Center Access for Technical Support

     The Airspan Call Center will function as a single point of contact for the receipt of all support calls and inquiries. The remote support effort will begin with a telephone call and will continue with the appropriate actions to be taken according to Airspan Case Severity Classifications. The Call Center will be available 24 hours a day, 365 days a year. General provisions for accessing Technical Support services include:

     o Airspan may, where applicable, also provide a customer with the ability to open, view, and modify cases directly within the Airspan case-tracking system via www.airspan.com. The customer will bear telecommunication facility charges and/or long distance toll charges associated with access to www.airspan.com

     o Where toll-free +access is not available, the customer will bear telecommunication facility charges and/or long distance toll charges for access to the Call Center

     o All cases are logged into a Airspan case-tracking system. The case is time-stamped and a case reference number allocated. Furthermore, Airspan will request that the customer agree to a case priority level

     o    E1 and E2 priority cases are to be reported by telephone only

     o The Customer escalation of a case to higher levels of management within Airspan, shall be in accordance with the following escalation table:







                         "Airspan Escalation Procedure"

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

                      -------------------------------------
                                   Axtel's NOC
                      -------------------------------------

                      -------------------------------------
                               Call Center Airspan
                      -------------------------------------

                      -------------------------------------
                       Airspan Technical Support Engineer
                      -------------------------------------

                      -------------------------------------
                       Airspan Technical Support Manager.
                      -------------------------------------

                      -------------------------------------
                       Airspan Technical Support Sr. Mgr.
                      -------------------------------------

------------------------------                    -----------------------------
 Airspan Technical Support                        Airspan Customer Operation
          Director                                          Leader
------------------------------                    -----------------------------



     At Closing Date, Airspan will provide Customer with the contact information of the persons involved in this Escalation Procedures, as well from time to time, the changes to such contact information will be provided to Customer.

2.2.1 Airspan Technical Support Services Call Process

     When calling Airspan for Technical Assistance or Emergency Recovery, the customer's representative will be asked to provide the following information:

     1.   Company name

     2.   Caller name and phone number

     3. Personal Identification Number (PIN) or a unique Customer Purchase Order number or credit card number, if a PIN has not been issued.

     4.   Site Location/Site ID

     5.   Product on which the problem is being reported

     6.   Problem description and severity


     A Call Center agent will generate a Case Reference Number (CRN), which will be provided to the customer for tracking the case. Airspan technician will then team with the customer's representative to resolve the reported issue.


2.2.2 Call Center Phone Numbers

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

     Customer sites in Latin America will access the Airspan technical support organizations by calling:

     Tel: + (1) 561 893-8679

     Available 24 hours a day, 365 days a year email: from the Airspan Web Site :://www.airspan.com/Ultra/ContactForm/supportform.asp


2.2.3 Technical Support Response Times

     Once Axtel has opened a CRN at the Airspan' Call Center and depending on the Severity Classification, a Airspan Technical Support (NTS) Engineer will contact the Axtel's representative as per the terms set forth in Table
     2.2.3 below :


                                  "Table 2.2.3"

   ---------------------------------------------------------------------------------------------------------
      TL9000                                             Response Times            Target
     Severity                                         Business        Non -        Service      Resolution
   Classification             Actions                   Hours       Business     restoration      Targets
                                                                     Hours         time       Based on RQMS*
   ---------------------------------------------------------------------------------------------------------
   E1 (*1)         Worked  continuously  (7 x 24)     15 min        30 min        7 Hr           24 hr
                   until       resolution      or
                   workaround is provided
   ---------------------------------------------------------------------------------------------------------
   E2 (*1)         Worked  continuously  (7 x 24)     15 min        30 min         8 Hr          10 Days
                   until       resolution      or
                   workaround is provided
   ---------------------------------------------------------------------------------------------------------
   Business        Worked during normal  business                    Next          24 Hr         30 Days
   Critical and    days and business hours.            2 hrs       Business
   Major (*2)                                                         Day
   ---------------------------------------------------------------------------------------------------------
   Minor (*2)      Worked during normal  business      Next          Next         30 Days        180 days
                   days and business hours.          Business      Business
                                                        Day           Day
   ---------------------------------------------------------------------------------------------------------



(*1) This Service is provided 7 x 24

(*2) This Service is provided in Normal Business Hours

Note: The times set forth in Table 2 - R above, are subject to Airspan and Customer working together in conjunction on a reasonable efforts basis to find a workaround for services restoration and resolution within the target times. These times do not represent an obligation or performance indicator. * RQMS - Reliability and Quality Measurements for Telecommunications Systems.

2.2.4 Technical Support Case Priority

     Problem reports will be classified as set forth in the tables below:

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


------------------- ------------------------- ----------------------------------------------------------------------
 TL9000 Severity     Airspan Case Priority     Examples
 Classification      & Definition
------------------- ------------------------- ----------------------------------------------------------------------
 Critical            E1                       >>    Total or partial network element outage
                     Problems that            >>    A reduction in capacity or traffic handling capability such
                     severely affect                that expected loads cannot be handled
                     service,                 >>    Failure resulting in dynamic routing, switching capability
                     capacity/traffic,              or transport loss
                     billing and              >>    Any loss of safety or emergency capability (e.g., emergency
                     maintenance                    calls such as 911 in North America)
                     capabilities and         >>    Loss of the system's ability to perform automatic system
                     require immediate              reconfiguration
                     corrective action,       >>    Inability to restart the system
                     regardless of time of    >>    Loss of billing/accounting capability
                     day or day of the        >>    Corruption of billing or system databases that requires
                     week.                          service affecting corrective actions
                                              >>    Other problems that severely
                                                    affect service,
                                                    capacity/traffic, billing,
                                                    and maintenance capabilities
                                                    or are jointly viewed by
                                                    Airspan and the customer as
                                                    critical
------------------- ------------------------- ----------------------------------------------------------------------



--------------------- ---------------------- -----------------------------------------------------------------------
 TL9000 Severity       Airspan Case           Examples
 Classification        Priority &
                       Definition
--------------------- ---------------------- -----------------------------------------------------------------------
 Major                 E2                    >>    Loss of redundancy of critical functions
                       Problems that         >>    Loss of protection switching capability
                       result in             >>    Short outages equivalent to system or subsystem outages not
                       potential service           seriously impacting service with accumulated duration of
                       degradation and/or          greater than two minutes in any 24-hour period, or that
                       total outage.               continue to repeat during longer periods
                       Serious situation     >>    A reduction in provisioned capacity of 5% and for a
                       not involving               cumulative duration of more than 10 minutes per 24 hours
                       service               >>    Repeated degradation of DS1/E1 or higher rate spans or
                       degradation in a            connections
                       live environment,     >>    Loss of system's ability to perform automatic system
                       but leading to a            reconfiguration
                       total or partial      >>    Loss of access to maintenance or recovery operations
                       loss of               >>    Any loss of functional visibility and/or diagnostic
                       redundancy.                 capability
                                             >>    Loss of system's ability to provide any required system
                                                   critical/major alarms
                                             >>    Total loss of access to provisioning
--------------------- ---------------------- -----------------------------------------------------------------------


Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------



--------------------- ---------------------------------- -----------------------------------------------------------
 TL9000 Severity       Airspan Case Priority &            Examples
 Classification        Definition
--------------------- ---------------------------------- -----------------------------------------------------------
 Major                 Business Critical                 >>    The customer has been given a work-around but
                       Problems that result in a               the situation still requires constant attention due
                       major degradation of system or          to the temporary nature of the work-around
                       service performance that          >>    Software application/migration issues that gate
                       impacts service quality or              the introduction of new services or functionality
                       significantly impairs network     >>    Billing error rates that exceed specifications
                       operator control or               >>    Corruption of system or billing databases
                       operational effectiveness.
                       Overall network is degraded
                       resulting in severe
                       limitations to operations or
                       network management software
                       product has major feature that
                       is not working properly
                       with only difficult workaround.
--------------------- ---------------------------------- -----------------------------------------------------------




------------------- --------------------------- --------------------------------------------------------------------
 TL9000 Severity     Airspan Case Priority &     Examples
 Classification      Definition
------------------- --------------------------- --------------------------------------------------------------------
 Major               Major                      >>    Degradation of any capacity/traffic measurement function;
                     Problems that result in          degradation of functional visibility and/or diagnostic
                     conditions that                  capability
                     seriously affect system    >>    Degradation of access for maintenance or recovery
                     operation, maintenance           operations
                     and administration,        >>    Degradation of the system's ability to provide any
                     etc. and require                 required system critical/major alarms
                     immediate attention.       >>    Loss of access for routine administrative activity
                     The urgency is less        >>    Any system failure without direct immediate impact
                     than in a Business         >>    Intermittent degradation of services; partial loss of
                     Critical situation               access to provisioning
                     because of a lesser        >>    Software application/migration issues that do not impact
                     immediate or impending           service
                     effect on system           >>    Reduction in any capacity/traffic measurement function
                     performance, customers,    >>    Any loss of functional visibility and/or diagnostic
                     and the customer's               capability
                     operation and revenue.     >>    Any significant increase in product-related customer
                                                      trouble reports
                                                >>    Follow-up to E1 customer problems
                                                >>    Other problems that disrupt or prevent routine system
                                                      activities, or problems that are jointly viewed as Major
                                                      events by Airspan and the customer
------------------- --------------------------- --------------------------------------------------------------------


Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


------------------- --------------------------- --------------------------------------------------------------------
 TL9000 Severity     Airspan Case Priority &     Examples
 Classification      Definition
------------------- --------------------------- --------------------------------------------------------------------
 Minor               Minor                      >>    Service analysis, recorded announcements, operational
                     Problems do not                  measurements, maintenance program, or network management
                     significantly impair             problems; or system-related documentation inaccuracies, that
                     the functioning of the           do not affect call processing
                     system and do not          >>    Test equipment failures for which a backup or manual
                     significantly affect             alternative can be employed
                     service to customers.      >>    Circuit pack testing problems
                     These problems are
                     tolerable during system
                     use.
------------------- --------------------------- --------------------------------------------------------------------


2.2.5 Case Resolution Objectives

     Airspan Technical Support case resolution targets are based in Airspan best efforts and set according to the following TL9000 standard. The Case Resolution Objectives are described in Table 2.2.3 above.

2.2.6 Case Progress Status

     Airspan Technical Support use the following status to differentiate the case conditions during the evolution of the case investigation. A set of status, its related meaning and its relationship with the case age, are defined in the table below:



    --------------------- ----------------------------------------------------------------- ----------------

          Status                                    Description                             Airspan Clock

    --------------------- ----------------------------------------------------------------- ----------------
    Newly Opened          This status is the default.  It signifies that no work has been   Start
                          done on the case.
    --------------------- ----------------------------------------------------------------- ----------------
    WIP Level 1           This status is used when a NTS Engineer is actively  working on   Not Stopped
                          the Case.
    --------------------- ----------------------------------------------------------------- ----------------
                          This status is used when a Second Level Support Engineer is
    WIP Level 2           actively working a case                                           Not Stopped
                          * Second Level Support: Software Support, Product Support.
    --------------------- ----------------------------------------------------------------- ----------------
    Escalated To Design   This status is used when a Design Engineer
                          is actively working Not Stopped on the case
    --------------------- ----------------------------------------------------------------- ----------------
    Answer From Design    Design Engineer has concluded its
                          investigation and has Not Stopped replied back to the
                          NTS Engineer
    --------------------- ----------------------------------------------------------------- ----------------
                          During the course of conducting their research, the
                          NTS Engineer may need additional information or
                          activity from the
    With A Customer       Customer.  The "With a Customer"  status is  assigned  when the   Stopped
                          NTS  Engineer  is waiting on a  Customer  response  in order to continue investigation
    --------------------- ----------------------------------------------------------------- ----------------


Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


    --------------------- ----------------------------------------------------------------- ----------------

          Status                                    Description                             Airspan Clock

    --------------------- ----------------------------------------------------------------- ----------------
    Interim Solution                                                                        Stopped
                          If  a  temporary   solution  is  provided  that  eliminates  the
                          customers  pain until a  permanent  solution  can be  delivered,
                          RQMS  requirements  allow  the case to be set to an "IS"  status during  this  window of time if  approved  by the  Customer.  In calculating  case age,  this  interval will be discounted if the permanent fix was delivered on the negotiated  commitment  date.
                          If the  permanent  fix does not  resolve the  reported  problem, case  status  shall be changed to Work in  Progress  (Level 1 or
                          2). If the case is returned  to a Work in  Progress  (Level 1 or
                          2) status  after  using the IS, the IS time period will be added to the RQMS age of the case.
    --------------------- ----------------------------------------------------------------- ----------------
                          Customer agrees to live with the problem condition and
                          that the fix will be delivered as part of a future
                          Airspan product release (software release, maintenance
                          release, documentation release or hardware revision.
                          Requirements to use this status include Customer
                          consent; fix identification, and delivery
    Future Deliverable    commitment. This status code does not add
                          time to the RQMS age Stopped of the case unless the
                          solution fails and the case is moved back to Work in
                          Progress (Level 1 or 2) status. If the case is
                          returned to a Work in Progress (Level 1 or 2) status
                          after using the FD, the FD time period will be added
                          to the RQMS age of the case.
    --------------------- ----------------------------------------------------------------- ----------------
                          Solution Delivered or available for testing and
                          verification. If the delivered solution does not
                          resolve the reported problem, the status will be
                          changed to Work in Progress (Level
    Solution Delivered    1 or 2). If the case is returned to a Work
                          in Progress (Level Stopped 1 or 2) status after using
                          the SD status, the SD time period will be added to the
                          RQMS age of the case.
    --------------------- ----------------------------------------------------------------- ----------------
    Pending OEM Vendor    The case has been handed over to an OEM Vendor for resolution     Not Stopped
    --------------------- ----------------------------------------------------------------- ----------------



2.2.7 Case Resolutions Classifications

     Airspan Technical Support case resolutions: which shall be mutually agreed for each case:

     o Cannot Reproduce: After 60 days and a reasonable effort, a problem has not been observed in the Network, is not reproducible or sufficient information has not been provided to adequately troubleshoot the problem and isolate the root cause

     o Customer Process: Human errors are present or the customer has failed to follow procedures recommended and documented by Airspan

     o Design Intent: The functionality required by customer does not align with the design specifications of the product set forth in Agreement, in which case Airspan shall make clear to Axtel which is such design specification (i.e., the functionality is unsupported), and the issue can only be resolved through new development efforts subject to a separate product development agreement and charges.

     o    External Cause: Issue caused by non-Airspan products

     o Hardware Deficiency: A problem is isolated to defective hardware materials or workmanship or substantial nonconformance to specifications published by Airspan

     o Hardware Failure: A problem is caused by a hardware component failure that falls within Mean Time Between Failure (MTBF) limitations

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

     o Airspan Literature: Required Airspan technical document does not exist or the contents of an existing document are in error [for example, an incomplete Airspan Technical Publication (NTP)]

     o Airspan Process: A problem occurs as a result of a Airspan process deficiency

     o    Opened in Error: The case should not have been opened

     o Scheduled Event: An outage occurs resulting from planned maintenance, installation, or manual initialization, including such activities as parameter loads, software/firmware changes, and other OA&M activities

     o Software Deficiency: A problem is isolated to a software design deficiency.

2.3 Airspan Conditions for Services Provided Outside of the Scope of this Technical Support Services Pack

     If a customer requests a service that is neither part of the scope of the Technical Support Service nor within the control or responsibility of Airspan and if Airspan agrees to perform the service, then Airspan will charge customer at the per-occurrence rate schedule to perform such services as published by Airspan.

     On Site/Remote Technical Assistance & On Site/Remote Emergency Recovery Out of Scope Services may be provided on a per-occurrence basis only when:

     o Support is needed for efforts not covered under a contract support program (such as the one proposed herein)

               Note: Axtel must have a Airspan Support Contract in place, as the one proposed herein, to be able to request any Per-Occurrence Support Services. It is not intended to offer the Per-Occurrence Support Services separately from a Airspan Support Contract.

     Technical Support Out of Scope situations can include

     o On-site visits to a customer's system sites, when the visit is at the request of the customer but is not deemed necessary by Airspan. This includes site visits requested by the customer for support when resolution could have otherwise been achieved from a remote location. This is subject to the terms set forth in Section 1.1 above.

     o Requests to investigate issues pertaining to software features that are either outside the functionality as defined in the Airspan Technical Publications (NTPs) or are outside standards supported by Airspan

               Note: Airspan periodically reviews the deployment of its products based on technology, market deployment, and support requirements. Airspan then nominates products that would no longer be supported as of a specified date and changes the status to "nominated EOL." Airspan will notify customers of EOL product intentions well in advance through the distribution of Product Portfolio Simplification/Product Service Information (PSI) bulletins as well as Airspan Feature Planning Guides.

     o    Assistance in set-up and usage of Operational Measurements (OMs)

     o    System performance assessment

     o    Training on product hardware maintenance

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

     o    Training on general office operations/maintenance procedures

     o    Training on test equipment and troubleshooting procedures

2.3.1 Per-Occurrence Repair Services



     Airspan Networks will register and manage requests for Return and Replace service during Airspan' normal business days and hours in the location where the service is being performed.

     Upon receiving Axtel's request, Airspan will allocate a part request number (also known as a Return Material Authorization number) to each FRU to be replaced and will notify Axtel in writing of the relevant part request number.

     Following allocation of the part request number(s) Airspan will repair or replace the unit and will deliver the repaired unit or an equivalent to Axtel within 60 days of receipt by Airspan at the place where the repair or replacement is carried out (the "R&R Time Limit").

     On-site repair and on-site replacement services by Airspan are not included with the Return and Replace Service.

1.2.1 Like for Like Replacement

     Airspan, at its own cost and expense, shall provide within 60 days after the Effective Date of this Agreement and maintain in Axtel warehouses to be notified to Airspan in writing the following amount of Products (the "Stock Products"): (1)


     -------- ----------------- ----------------------------- --------------
       Ref      Part Number             Description            Quantities
     -------- ----------------- ----------------------------- --------------
        1         NTEG72AD      TBM                                16
     -------- ----------------- ----------------------------- --------------
        2         NTEG77EC      TMU                                16
     -------- ----------------- ----------------------------- --------------
        3         NTED4575      TPM                                 8
     -------- ----------------- ----------------------------- --------------
        4         NTEG63AA      TTM                                 8
     -------- ----------------- ----------------------------- --------------
        5         NTEG73AA      NMM                                 4
     -------- ----------------- ----------------------------- --------------
        6         NTEG74BA      OVPM                               12
     -------- ----------------- ----------------------------- --------------
        7         NTEG71HA      TPM-PD                             12
     -------- ----------------- ----------------------------- --------------


     These Stock Products shall be kept by Axtel in its own facilities in Mexico and Axtel shall manage such Stock Products at its sole discretion to create a replacement process for damaged parts as a "Like for Like" replacement process.

     The Parties hereby agree that Airspan shall be obligated to increase the Stock Products by one piece of the respective part number, if Airspan is more than five

----------

1 The amount of Stock Products set forth in this Exhibit B is the same amount set forth in Annex G of the FWA PLA therefore, Airspan is obligated under both agreements to deliver only this amount no twice of such amount, provided that, any delays in the repair and return, either under the FWA PLA and/or under this agreement, shall increase the Stock Products as provided under such agreements.

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

     (5) days late under section 1.2 of Part Two above, in the repair and return of such part (this shall be accounted by pieces).

1.2.2 Axtel Responsibilities for Return and Replace Services

     Axtel will be required to:

     o Pay the expense of shipping a defective FRU to Airspan's warehouse or logistic center defined for this purposes.

     o Use the specifically-assigned part request number(s) provided by Airspan and include completed Airspan Fault Report Forms when returning any FRU

     o Adhere to Airspan' packing instructions (including anti-static precautions) when returning the defective unit. The packing instructions will be included with the return instructions accompanying the replacement FRU

     o Put the replacement FRU into service once it has been returned by Airspan to Axtel.


     o As a separate and additional charge, each Base Station item returned for repair will be charged individually. Invoicing at the beginning of each month for units delivered to Airspan for repair during the previous month.

     o    The Individual Base Station element return & repair included are:

          -    TPM

          -    TTM

          -    TBM

          -    NMM

          -    TMU

          -    OVPM

     o As a separate and additional charge, an RTU Repair & Return service will be offered through one of two options. Axtel will elect one of these two options by the Closing Date for the year 2003 and by December 15th of the prior year for each year thereafter. Both options are detailed in the Price Summary (Exhibit "A").

     o Airspan repair cases resulting in "no fault found" to be charged at 50 % of the Airspan' full repair rates. Axtel will pay the handling fee of units determined by Airspan to be beyond economic repair. Return and repair turnaround time shall be 60 days.

     o    Airspan will not provide a hardware emergency replacement service.


2.3.2 Axtel Order Process for FWA Repair Services

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------


     This process supports the delivery of Airspan FWA Repair Services for AXtel.

     Customers of Airspan who request a hardware repair service should have the following required information ready when placing a repair order with
     Airspan:

     1.   Customer or distributor name
     2.   Customer ID (Project #, Site ID)
     3.   Requestor name, phone and fax number, and e-mail address
     4.   Customer ship to address
     5.   Part number (PEC or CPC or manufacturer's part number)
     6.   Quantity (quantity of one per serial number)
     7.   Serial number of the defective part(s) being returned (if applicable)
     8.   Warranty status
     9. Confirmation of the availability of a fully completed Airspan fault report form for said product.
     10. Any additional information about product (system type or software release)
     11.  Any special shipping instructions

     Upon receiving the customer's request and after any diagnostics assistance, Airspan will allocate a part request number to each FRU to be repaired and notify the customer of the relevant part request number.

     This part request number, also known as the Return Material Authorization
     (RMA) number, is critical for tracking individual orders and must be referenced on failure tags, shipping/packing lists, returned defectives, and any correspondence or inquiries concerning the order.

     The customer's representative can call in, fax or e-mail a Repair Service order directly to Airspan the UK using the following contact means:


     Office hours (Monday through Friday from 9:00 a.m. to 6:00 p.m. (Local time)

     + 44-1895-467397



     Faxes
     All faxed orders will be processed and assigned an RMA# by the close of the next business day.
     To obtain a parts request form by e-mail, please send an e-mail message to any of the above addresses and note "repair order form" in the subject/title field. A form will be sent automatically.
     Place the PO number in the subject/title field when e-mailing a completed parts request form back to Airspan. For order confirmation, Airspan will respond with an RMA number to all e-mail orders by the next business day.



2.3.3. Package Labeling Instructions and Addresses for Returns

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

     Circuit packs should be packed in anti-static containers designed specifically for the circuit packs in order to avoid damage during shipment. Other parts should be individually wrapped in either anti-static packaging or packaging specifically designed for that product to avoid damage during shipment. Airspan will inform customers of any improper packaging, which will void the warranty. All materials should be returned pre-paid and sent to the appropriate Airspan repair facility. The customer should use discretion in selecting shipping methods. Airspan recommends that customers insure all packages to cover possible loss or damage during shipping, regardless of warranty status.

     A completed Airspan fault report must be filled out and attached to each returned item to assist in failure assessment and problem tracking. Fault reports are sent with each replacement shipment. Customers can obtain additional supplies by contacting the Airspan Customer Support Center.

     Airspan will inform customers of any discrepancy in return shipments. Any discrepancy, whether it is quantity (more or less), product returned not matching what was ordered, inability to determine complete order information, or non-suitable packaging, would be noted and addressed.

     In the case of Product replaced at Airspan discretion, and which would be returned with a different Serial Number to Axtel, the proper documentation shall be provided by Airspan for Axtel's asset controls to evidence which serial number is replaced.

     Defective Return Packing Slips

     Defective return packing slips should be used to return all defective parts to Airspan. Airspan will provide defective return packing slips for use to return shipments. A copy of the defective return packing slip should be placed in all the cartons and attached outside. This duplication will aid in processes and proper identification of returned material. The RMA number and the PO number should be clearly marked on the outside of each box. If a customer supplies a packing slip, the following information must be included on the shipping/packing list for proper handling:

     Item (Information Required)

     1.   From (Company name, return address, and telephone number)
     2.   Ship Date (Date parts are shipped from the customer)
     3.   Ship via (Carrier or Enterprise name)
     4.   Waybill number (Carrier or Enterprise tracking number
     5.   Number of Cartons (Number of cartons being sent on shipment)
     6.   Customer's PO# (Provided, if applicable)
     7.   Repair order number (RMA# issued by Call Center when order is placed)
     8.   Site ID or Project number
     9.   Item Number
     10.  Quantity ordered
     11.  Quantity returned
     12.  Airspan Part number
     13.  Description of item
     14.  Serial number (The serial number for each item in the shipment)
     15.  Shipment requested by (Signature of the customer's representative)


     Repair Facility Addresses

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment (December 2004)

--------------------------------------------------------------------------------

     RSS's equipment should be sent to Solectron Guedalajara and for Base Stations to Solectron Dumfermline Attn: Airspan Hardware Support Representative

     This address may be modified from time to time by Airspan.